UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-04015
Eaton Vance Mutual Funds Trust
(Exact Name of registrant as Specified in Charter)
Two International Place Boston, MA 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place Boston, MA 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
October 31
Date of Fiscal Year End
October 31, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Annual Report October 31, 2009

EATON VANCE STRATEGIC INCOME FUND

Annual Report October 31, 2009 EATON VANCE STRATEGIC INCOME FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Strategic Income Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Economic and Market Conditions
Mark S. Venezia, CFA
Portfolio Manager
•	The year ending October 31, 2009, closed with economic data showing a modest rebound in global economic fundamentals. For the markets, this rebound was a welcome change after witnessing a freefall in world economic output for the first two quarters of this period, followed by a slowdown in the pace of economic deterioration in the subsequent quarter. As signs of improving economic fundamentals began to emerge, investors’ aversion to risk reversed course and the capital markets staged a comeback.

•	In the aftermath of the Lehman Brothers collapse in late 2008, with credit markets at a virtual standstill and global economic activity in decline, prices on riskier assets remained depressed. The last three months of 2008 were marked by the outperformance of U.S. government securities, relative to other asset classes, and a strong U.S. dollar, which were viewed as safe havens amidst the economic downturn. Credit markets, however, rallied sharply in the final two quarters of this twelve month period, and currencies in both developed and emerging markets rose against the dollar.

•	Amidst historic levels of central bank and government intervention, yield spreads across virtually all fixed income markets have tightened substantially, producing extraordinary returns in the riskier credit markets during the last six months of this 12-month period. A similar return story played out in the currency markets, as the higher yielding emerging market currencies, and currencies of commodity exporting countries, outperformed during the second half of the fiscal year.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.
•	The high-yield bond and bank loan markets had strong performance during the period. The S&P/ LSTA Leveraged Loan Index returned 30.44% for the 12-months ending October 31, 2009, while the BofA Merrill Lynch U.S. High Yield Index returned 48.79% for the same period. Performance was driven by a combination of technical factors, which improved the market’s supply and demand picture. For bank loans, limited new loan issuance and a contraction of the existing supply through loan repayments reduced the available universe of purchasable loans. Matched with little selling activity and modest but steady inflows, loan prices improved significantly. For high-yield bonds, credit yield spreads—the additional yield over Treasury bonds of comparable maturity—narrowed significantly, from a record level of over 2,000 (20.00%) basis points in mid-December 2008 to 760 (7.6%) as of October 31, 2009. Lower-quality securities led performance for both asset classes in 2009.
Total Return Performance
10/31/08 – 10/31/09

Class A1	21.38%
Class B1	20.08
Class C1	20.24
Class I1	19.36	*
Class R1	4.97	**
Barclays Capital U.S. Aggregate Bond Index[2]	13.79
Lipper Multi-Sector Income Funds Average[2]	26.58

*	Performance is cumulative since share class inception on 4/3/09.

**	Performance is cumulative since share class inception on 8/3/09.
See page 4 for more performance information.
1	These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. If sales charges were deducted, the returns would be lower. Class I and Class R shares are offered to certain investors at net asset value.

2	It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Barclays Capital U.S. Aggregate Bond Index consists of U.S. dollar denominated, investment grade fixed-income securities. In addition to such securities, the Fund also has significant exposures to non-investment grade investments, global securities and derivatives. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Strategic Income Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

•	The mortgage-backed securities (MBS) market benefited from government programs aimed at bolstering the economy and the housing market. One of the most significant positives for the market was the Federal Reserve’s (the Fed) purchase of MBS in the secondary market. This program, designed to sustain lower mortgage rates, started in January 2009. By the end of October, the Fed had purchased just under one trillion dollars in U.S. government agency MBS. The Fed expects to purchase a total of $1.25 trillion in MBS by the end of March 2010. For the twelve month period, MBS yield spreads over U.S. Treasuries, as represented by the BofA Merrill Lynch Mortgage Master Index tightened 70 basis points through October 31, 2009.
Management Discussion
•	The Fund’s investment objective is to seek total return. The Fund seeks to achieve its objective primarily by allocating assets among other registered investment companies managed by Eaton Vance Management or its affiliates that invest in different asset classes (the “Portfolios”). The Fund’s portfolio manager, taking market and other factors into consideration, determines the percentage of the Fund’s assets invested in each Portfolio. The Fund also has exposure to derivative instruments. The Fund also invests directly in securities or other instruments to gain exposure to sectors of the market the investment adviser believes may not be represented or are underrepresented by the Portfolios, to hedge certain Portfolio exposures and/or to otherwise manage the exposures of the Fund. The Fund’s investments may include foreign and domestic securities and other instruments, including sovereign debt, MBS, derivative instruments, corporate debt, other fixed-income securities (including taxable municipal securities) and commodities-related investments. The Fund may borrow under the Term Asset-Backed Loan Facility (TALF) program (and any other similar non-recourse loan program).
•	The Fund’s investments in all asset classes, through the Portfolios, contributed positively to its performance during the past fiscal year, as credit spreads continued their significant tightening trend in most of the major global credit markets.

•	The Fund’s high-yield bond investments, through its investments in High Income Opportunities Portfolio and Boston Income Portfolio, posted strong absolute returns for the period. In the first half of the year, the Portfolios’ performance lagged the index, as higher quality bonds outperformed the B-rated sector, which was an overweight in the portfolios. However, in the second half of the year, the lagging performance was offset as riskier assets outperformed, benefiting management’s significant overweight in CCC-rated bonds, in addition to B-rated bonds.
•	Within the Fund’s investment in Floating Rate Portfolio, health care, business equipment and services, and cable and satellite television were among the top industry weightings. The Portfolio’s loans were primarily senior, secured loans to companies with average revenues exceeding $1 billion. A slight overweighting to the publishing sector, which has under-performed the overall bank loan market, detracted from performance, as did exposure to the European loan market. On the positive side, the Portfolio’s overweight to the cable and satellite television and business equipment and services industries, both of which performed well, were beneficial to its performance.
•	In the MBS portion of the Fund, held in many of the Fund’s Portfolios and directly by the Fund, the investment emphasis remained on seasoned, U.S. government agency MBS (seasoned MBS) during the entire period. Typically, seasoned MBS were originated in the 1980s and 1990s. As a result, they have generally lower loan-to-home value ratios, meaning that these homeowners have more equity in their homes than the average borrower. In addition, these loans are guaranteed by government agencies. In the seasoned MBS market, yield spreads to U.S. Treasuries tightened by more than 140 basis points, contributing significantly to the Fund’s outperformance. Principal prepayment rates on these securities were relatively stable for the entire period, paying consistently at an annualized rate in the low teens.
•	Although overwhelmed by the performance of the U.S. credit markets, the Fund’s foreign investments, through its investments in Global Macro Portfolio, International Income Portfolio, and Emerging Markets Local Income Portfolio, also contributed positively to the Fund’s performance. Within these Portfolios, there were stand-out countries in each region. In Latin America, Brazil and Uruguay both benefited from Brazil’s economic resilience during the economic downturn. In Eastern Europe, many of the region’s bond markets benefited from the rally in relatively risky assets in the second half of the fiscal year. In Turkey, aggressive rate cuts by the central banks drove yields to historic lows. Finally, in Asia, Indonesia’s closed economy sheltered it from the economic crisis more than most of its Asian counterparts, benefiting its bonds and currency.
•	The Fund’s duration was lengthened during the period, to 1.67 years as of October 31, 2009, from 1.55 years at October 31, 2008. Duration is a measure of the sensitivity of a fund or a fixed-income security to changes in interest rates. A shorter duration instrument normally has less exposure to interest-rate risk than longer duration instruments.

Eaton Vance Strategic Income Fund as of October 31, 2009
FUND COMPOSITION
Securities Holdings (excludes derivative positions)1
By total net assets

[1]	Securities Holdings reflect the Fund’s securities positions as of 10/31/09. For International and Emerging Market currency exposures, please refer to the Currency Positions table below.
Currency Positions2
By total net assets

Egypt	2.5%
India	2.5
Poland	2.4
Mexico	2.1
Brazil	1.8
Lebanon	1.8
Indonesia	1.5
Turkey	1.5
Norway	1.2
South Korea	1.1
Russia	1.0
Malaysia	0.8
Japan	0.6
China	0.5
Zambia	0.5
Ukraine	0.5
Thailand	0.4
Hungary	0.4
Colombia	0.4
Serbia	0.4%
Australia	0.3
Iceland	0.3
Ghana	0.3
Uruguay	0.3
Chile	0.2
Sweden	0.2
United Kingdom	0.1
United Arab Emirates	0.1
Peru	0.1
Canada	0.1
Costa Rica	0.1
Hong Kong	0.0
Denmark	0.0
Sri Lanka	0.0
South Africa	-0.4
Kazakhstan	-0.4
Euro	-3.0

[2]	Currency Positions reflect the Fund’s investments in Global Macro Portfolio, International Income Portfolio and Emerging Markets Local Income Portfolio and Fund level holdings as of 10/31/09. Currency exposures and positions include all foreign exchange denominated securities and all currency derivatives. Long foreign derivatives were 21.0%. Other short foreign derivatives were 10.7%. All numbers are a percentage of total net assets. Total exposures may exceed 100% due to implicit leverage created by derivatives.

Eaton Vance Strategic Income Fund as of October 31, 2009

FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital U.S. Aggregate Bond Index, an unmanaged, broad-based index containing only investment-grade, fixed-income securities traded in the U.S. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Barclays Capital U.S. Aggregate Bond Index. The graph also offers a comparison to the Lipper Multi-Sector Income Fund Classification average, reflecting the total returns of the funds in the same classification as the Fund. The fund classification is established by Lipper Inc., a nationally recognized monitor of mutual fund performance. Funds within a classification have similar investment policies. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance[1]	Class A	Class B	Class C	Class I		Class R
Share Class Symbols	ETSIX	EVSGX	ECSIX	ESIIX		ERSIX

Average Annual Total Returns (at net asset value)

One Year	21.38%	20.08%	20.24%	N.A.		N.A.
Five Years	6.83	5.97	6.02	N.A.		N.A.
Ten Years	6.65	5.81	5.84	N.A.		N.A.
Life of Fund†	6.23	6.08	6.75	19.36	%††	4.97	%††

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	15.56%	15.08%	19.24%	N.A.		N.A.
Five Years	5.79	5.66	6.02	N.A.		N.A.
Ten Years	6.14	5.81	5.84	N.A.		N.A.
Life of Fund†	5.79	6.08	6.75	19.36	%††	4.97	%††

†	Inception Dates — Class A: 1/23/98; Class B: 11/26/90; Class C: 5/25/94; Class I: 4/3/09; Class R: 8/3/09.

††	Return is cumulative since share class inception.

[1]	Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares or Class C shares. If sales charges were reflected, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I and Class R shares are offered to certain investors at net asset value.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I	Class R

Expense Ratio	1.04%	1.79%	1.79%	0.79%	1.29%

[2]	Source: Prospectus dated 3/1/09, as supplemented.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

*	Source: Lipper Inc. Class B of the Fund commenced operations on 11/26/90.

A $10,000 hypothetical investment at net asset value in Class A and Class C shares on 10/31/99, Class I shares on 4/3/09 (commencement of operations) and Class R shares on 8/3/09 (commencement of operations) would have been valued at $19,045 ($18,140 at the maximum offering price), $17,645, $10,497 and $11,936, respectively, on 10/31/09. It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Eaton Vance Strategic Income Fund as of October 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 – October 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Strategic Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(5/1/09)	(10/31/09)	(5/1/09 – 10/31/09)

Actual*
Class A	$1,000.00	$1,149.40	$5.91
Class B	$1,000.00	$1,141.50	$9.93
Class C	$1,000.00	$1,143.00	$9.94
Class I	$1,000.00	$1,146.30	$4.49
Class R	$1,000.00	$1,049.70	$3.36

Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,019.70	$5.55
Class B	$1,000.00	$1,015.90	$9.35
Class C	$1,000.00	$1,015.90	$9.35
Class I	$1,000.00	$1,021.00	$4.23
Class R	$1,000.00	$1,018.50	$6.77

*	Class R had not commenced operations as of May 1, 2009. Actual expenses are equal to the Fund’s annualized expense ratio of 1.09% for Class A shares, 1.84% for Class B shares, 1.84% for Class C shares, 0.83% for Class I shares and 1.33% for Class R shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period); and 90/365 for Class R (to reflect the period from commencement of operations on August 3, 2009 to October 31, 2009). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2009 (July 31, 2009 for Class R).

**	Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.09% for Class A shares, 1.84% for Class B shares, 1.84% for Class C shares, 0.83% for Class I shares and 1.33% for Class R shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2009. The Example reflects the expenses of both the Fund and the Portfolios.

Eaton Vance Strategic Income Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS

Investments in Affiliated Portfolios — 86.5%

Security		Value

Boston Income Portfolio (identified cost, $148,471,911)		$173,020,766
Emerging Markets Local Income Portfolio (identified cost, $94,379,498)		98,169,694
Floating Rate Portfolio (identified cost, $707,298,876)		709,812,725
Global Macro Portfolio (identified cost, $727,548,429)		760,465,479
High Income Opportunities Portfolio (identified cost, $109,676,498)		130,943,774
International Income Portfolio (identified cost, $53,257,665)		56,383,871
Investment Portfolio (identified cost, $21,364,517)		21,891,986

Total Investments in Affiliated Portfolios
(identified cost $1,861,997,394)		$1,950,688,295

Commercial Mortgage-Backed Securities — 0.6%

	Principal
Security	Amount	Value

CD, Series 2007-CD4, Class A4, 5.322%, 12/11/49	$5,694,000	$5,125,036
COMM, Series 2007-C9, Class A4, 5.816%, 12/10/49(1)	4,286,000	3,978,009
GCCFC, Series 2007-GG9, Class A4, 5.444%, 3/10/39	4,286,000	3,834,692
JPMCC, Series 2007-LDPX, Class A3, 5.42%, 1/15/49	1,371,000	1,204,266

Total Commercial Mortgage-Backed Securities
(identified cost $10,745,110)		$14,142,003

Mortgage Pass-Throughs — 7.0%

	Principal
Security	Amount	Value

Federal Home Loan Mortgage Corp.:
3.003%, with maturity at 2035(2)	$2,686,731	$2,774,844
4.34%, with maturity at 2030(2)	1,303,063	1,356,000
6.00%, with maturity at 2016	2,650,961	2,843,532
6.50%, with maturity at 2030	9,735,267	10,643,703
7.00%, with various maturities to 2035	11,522,231	12,836,072
Federal Home Loan Mortgage Corp.: (continued)
7.50%, with maturity at 2034	3,167,639	3,566,856
8.00%, with maturity at 2026	3,866,210	4,408,007

		$38,429,014

Federal National Mortgage Association:
3.828%, with maturity at 2035(2)	$3,215,431	$3,346,056
4.419%, with maturity at 2035(2)	7,072,645	7,359,968
5.00%, with various maturities to 2018	11,531,180	12,303,796
6.00%, with various maturities to 2032	3,944,086	4,208,312
6.50%, with various maturities to 2029	5,779,298	6,275,621
7.00%, with various maturities to 2023	12,118,379	13,272,595
7.50%, with maturity at 2035	21,844,694	24,536,069
8.50%, with maturity at 2032	1,570,277	1,836,865
9.50%, with maturity at 2020	4,495,841	5,345,150

		$78,484,432

Government National Mortgage Association:
7.00%, with various maturities to 2035	$32,236,689	$35,854,920
7.50%, with various maturities to 2022	4,676,792	5,301,623

		$41,156,543

Total Mortgage Pass-Throughs
(identified cost $153,366,873)		$158,069,989

Collateralized Mortgage Obligations — 0.5%

	Principal
Security	Amount	Value

Federal Home Loan Mortgage Corp.:
Series 2182, Class ZC, 7.50%, 9/15/29	$814,714	$894,657
Federal National Mortgage Association:
Series 1994-42, Class K, 6.50%, 4/25/24	1,629,328	1,792,015
Series 2009-62, Class WA, 5.557%, 8/25/39(1)	7,808,155	8,327,056

Total Collateralized Mortgage Obligations
(identified cost $10,749,534)		$11,013,728

U.S. Government Agency Obligations — 0.2%

	Principal
Security	Amount	Value

United States Agency for International Development - Israel, 5.50%, 12/4/23	$4,470,000	$4,973,442

Total U.S. Government Agency Obligations
(identified cost $4,915,936)		$4,973,442

See notes to financial statements

Eaton Vance Strategic Income Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

U.S. Treasury Obligations — 0.1%

	Principal
Security	Amount	Value

U.S. Treasury Notes, 4.875%, 6/30/12	$2,000,000	$2,191,252

Total U.S. Treasury Obligations
(identified cost $2,020,326)		$2,191,252

Short-Term Investments — 5.1%
Foreign Government Securities — 0.5%

		Principal
Security		Amount	Value

Egypt — 0.5%

Egypt Treasury Bill, 0.00%, 11/10/09	EGP	19,350,000	$3,527,937
Egypt Treasury Bill, 0.00%, 12/1/09	EGP	32,475,000	5,887,570
Egypt Treasury Bill, 0.00%, 6/29/10	EGP	4,450,000	762,602
Egypt Treasury Bill, 0.00%, 9/28/10	EGP	4,550,000	761,304

Total Egypt (identified cost $10,827,833)			$10,939,413

Total Foreign Government Securities
(identified cost $10,827,833)			$10,939,413

Repurchase Agreements(3) — 3.3%

		Principal
Description		Amount	Value

Barclays Bank PLC:
Dated 8/25/09, and an interest rate of 0.90%, collateralized by Gazprombank Bond with an interest rate of 7.97%, a maturity date of 6/15/11 and a market value of $2,141,075		$2,030,442	$2,030,442
Dated 9/14/09, and an interest rate of 0.75%, collateralized by Indonesia Government Bond with an interest rate of 11.625%, a maturity date of 3/4/19 and a market value of $4,163,584		4,090,643	4,090,643
Dated 9/14/09, and an interest rate of 0.75%, collateralized by Indonesia Government Bond with an interest rate of 6.875%, a maturity date of 1/17/18 and a market value of $3,254,010		3,146,586	3,146,586
Dated 9/16/09, and an interest rate of 0.85%, collateralized by Costa Rica Government Bond with an interest rate of 9.995%, a maturity date of 8/1/20 and a market value of $3,929,130		3,860,364	3,860,364
Barclays Bank PLC (continued)
Dated 9/16/09, and an interest rate of 0.90%, collateralized by Venezuela Government Bond with an interest rate of 7.65%, a maturity date of 4/21/25 and a market value of $1,228,825		1,418,526	1,418,526
Dated 9/17/09, and an interest rate of 0.55%, collateralized by Turkey Government Bond with an interest rate of 7.00%, a maturity date of 9/26/16 and a market value of $5,358,056		5,532,236	5,532,236
Dated 9/22/09, and an interest rate of 1.00%, collateralized by C5 Capital SPV, Ltd. Bond with an interest rate of 6.196%, a maturity date of 12/31/11 and a market value of $3,627,500		3,586,591	3,586,591
Dated 10/7/09, and an interest rate of 0.90%, collateralized by Argentina Government Bond with an interest rate of 0.943%, a maturity date of 8/3/12 and a market value of $19,923,750		19,139,400	19,139,400
Dated 10/7/09, and an interest rate of 1.00%, collateralized by C5 Capital SPV, Ltd. Bond with an interest rate of 6.196%, a maturity date of 12/31/11 and a market value of $3,730,767		3,856,491	3,856,491
Dated 10/8/09, and an interest rate of 0.80%, collateralized by Venezuela Government Bond with an interest rate of 10.75%, a maturity date of 9/19/13 and a market value of $5,788,458		5,863,340	5,863,340
Dated 10/9/09, and an interest rate of 0.90%, collateralized by Gazprombank Bond with an interest rate of 7.97%, a maturity date of 6/15/11 and a market value of $2,141,075		2,119,437	2,119,437
Dated 10/15/09, and an interest rate of 0.90%, collateralized by Gazprombank Bond with an interest rate of 7.97%, a maturity date of 6/15/11 and a market value of $5,352,688		5,304,016	5,304,016
Dated 10/16/09, and an interest rate of 0.80%, collateralized by Venezuela Government Bond with an interest rate of 9.25%, a maturity date of 5/7/28 and a market value of $5,298,660		5,144,190	5,144,190
Dated 10/23/09, and an interest rate of 0.75%, collateralized by Venezuela Government Bond with an interest rate of 10.75%, a maturity date of 9/19/13 and a market value of $4,823,715		4,784,101	4,784,101

See notes to financial statements

Eaton Vance Strategic Income Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
Description	Amount	Value

Barclays Bank PLC (continued)
Dated 10/26/09, and an interest rate of 0.80%, collateralized by Argentina Government Bond with an interest rate of 0.943%, a maturity date of 8/3/12 and a market value of $4,111,250	$4,076,800	$4,076,800

Total Repurchase Agreements
(identified cost $73,953,163)		$73,953,163

Other Securities — 1.3%

	Principal
Description	Amount	Value

State Street Bank and Trust Euro Time Deposit, 0.01%, 11/2/09	$29,633,223	$29,633,223

Total Other Securities
(identified cost $29,633,223)		$29,633,223

Total Short-Term Investments
(identified cost $114,414,219)		$114,525,799

Total Investments — 100.0%
(identified cost $2,158,209,392)		$2,255,604,508

Other Assets, Less Liabilities — 0.00%		$1,126,258

Net Assets — 100.0%		$2,256,730,766

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

CD - Citigroup/Deutsche Bank Commercial Mortgage

COMM - Commercial Mortgage Pass-Through Certificate

GCCFC - Greenwich Capital Commercial Funding Corp.

JPMCC - JPMorgan Chase Commercial Mortgage Securities Corp.

EGP - Egyptian Pound

(1)	Weighted average fixed-rate coupon that changes/updates monthly.

(2)	Adjustable rate mortgage.

(3)	Open repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

See notes to financial statements

Eaton Vance Strategic Income Fund as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Investments in unaffiliated securities, at value (identified cost, $296,211,998)	$304,916,213
Investments in affiliated Portfolios, at value (identified cost, $1,861,997,394)	1,950,688,295
Foreign currency, at value (identified cost, $97,663)	96,991
Receivable for Fund shares sold	11,156,310
Interest receivable	1,138,545
Receivable for open forward foreign currency exchange contracts	929,019
Receivable for closed forward foreign currency exchange contracts	547,046

Total assets	$2,269,472,419

Liabilities

Payable for open forward foreign currency exchange contracts	$461,213
Payable for closed forward foreign currency exchange contracts	23,466
Payable for Fund shares redeemed	8,277,024
Distributions payable	2,319,598
Payable to affiliates:
Investment adviser fee	145,571
Distribution and service fees	954,701
Trustees’ fees	42
Accrued expenses	560,038

Total liabilities	$12,741,653

Net Assets	$2,256,730,766

Sources of Net Assets

Paid-in capital	$2,208,945,153
Accumulated net realized loss	(54,727,102)
Accumulated undistributed net investment income	4,936,928
Net unrealized appreciation	97,575,787

Total	$2,256,730,766

Class A Shares

Net Assets	$1,410,611,984
Shares Outstanding	177,495,647
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.95
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$8.35

Class B Shares

Net Assets	$163,073,263
Shares Outstanding	21,733,901
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.50

Class C Shares

Net Assets	$618,430,632
Shares Outstanding	82,400,964
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.51

Class I Shares

Net Assets	$64,613,850
Shares Outstanding	8,146,749
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.93

Class R Shares

Net Assets	$1,037
Shares Outstanding	131
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding, including fractional shares)	$7.94

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Interest income	$6,587,089
Interest allocated from affiliated Portfolios (net of foreign taxes, $217,418)	94,845,219
Dividends allocated from affiliated Portfolios	84,283
Expenses allocated from affiliated Portfolios	(10,290,963)

Total investment income	$91,225,628

Expenses

Investment adviser fee	$1,023,215
Distribution and service fees
Class A	2,563,453
Class B	1,497,810
Class C	4,685,935
Class R	1
Trustees’ fees and expenses	500
Custodian fee	47,126
Transfer and dividend disbursing agent fees	1,271,590
Legal and accounting services	70,055
Printing and postage	895,820
Registration fees	173,214
Miscellaneous	22,389

Total expenses	$12,251,108

Net investment income	$78,974,520

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$988,371
Financial futures contracts	(997,252)
Foreign currency and forward foreign currency exchange contract transactions	1,219,687
Net realized gain (loss) allocated from affiliated Portfolios —
Investment transactions	(12,179,748)
Securities sold short	(127,143)
Financial futures contracts	(994,288)
Swap contracts	(2,782,384)
Written options	83,755
Foreign currency and forward foreign currency exchange contract transactions	(4,898,124)

Net realized loss	$(19,687,126)

Change in unrealized appreciation (depreciation) —
Investments	$10,548,998
Foreign currency and forward foreign currency exchange contracts	584,247
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —
Investments	282,071,113
Securities sold short	(300,850)
Financial futures contracts	(1,241,460)
Swap contracts	(1,643,152)
Written options	338,026
Foreign currency and forward foreign currency exchange contracts	(11,108,173)

Net change in unrealized appreciation (depreciation)	$279,248,749

Net realized and unrealized gain	$259,561,623

Net increase in net assets from operations	$338,536,143

See notes to financial statements

Eaton Vance Strategic Income Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$78,974,520	$64,031,097
Net realized gain (loss) from investment transactions, securities sold short, financial futures contracts, swap contracts, written options, and foreign currency and forward foreign currency exchange contract transactions	(19,687,126)	7,725,526
Net change in unrealized appreciation (depreciation) from investments, securities sold short, financial futures contracts, swap contracts, written options, foreign currency and forward foreign currency exchange contracts	279,248,749	(182,097,370)

Net increase (decrease) in net assets from operations	$338,536,143	$(110,340,747)

Distributions to shareholders —
From net investment income
Class A	$(59,046,308)	$(50,504,569)
Class B	(7,614,671)	(10,925,392)
Class C	(23,619,489)	(24,184,474)
Class I	(475,751)	—
Class R	(13)	—
Tax return of capital
Class A	—	(1,511,992)
Class B	—	(327,081)
Class C	—	(724,028)

Total distributions to shareholders	$(90,756,232)	$(88,177,536)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$800,260,769	$481,969,000
Class B	31,989,103	42,279,143
Class C	245,839,878	269,066,623
Class I	63,746,614	—
Class R	1,000	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	44,785,129	36,244,553
Class B	4,007,034	5,345,992
Class C	14,642,323	14,556,311
Class I	432,170	—
Cost of shares redeemed
Class A	(363,376,562)	(255,579,917)
Class B	(34,047,547)	(40,548,990)
Class C	(109,412,874)	(134,206,087)
Class I	(867,996)	—
Net asset value of shares exchanged
Class A	10,118,332	12,614,319
Class B	(10,118,332)	(12,614,319)

Net increase in net assets from Fund share transactions	$697,999,041	$419,126,628

Net increase in net assets	$945,778,952	$220,608,345

	Year Ended	Year Ended
Net Assets	October 31, 2009	October 31, 2008

At beginning of year	$1,310,951,814	$1,090,343,469

At end of year	$2,256,730,766	$1,310,951,814

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of year	$4,936,928	$(6,968,024)

See notes to financial statements

Eaton Vance Strategic Income Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$6.940	$8.020	$7.890	$7.900	$8.030

Income (Loss) From Operations

Net investment income(1)	$0.368	$0.402	$0.436	$0.398	$0.294
Net realized and unrealized gain (loss)	1.062	(0.929)	0.221	0.161	0.166

Total income (loss) from operations	$1.430	$(0.527)	$0.657	$0.559	$0.460

Less Distributions

From net investment income	$(0.420)	$(0.537)	$(0.527)	$(0.563)	$(0.590)
Tax return of capital	—	(0.016)	—	(0.006)	—

Total distributions	$(0.420)	$(0.553)	$(0.527)	$(0.569)	$(0.590)

Net asset value — End of year	$7.950	$6.940	$8.020	$7.890	$7.900

Total Return(2)	21.38%	(7.09)%	8.61%	7.30%	5.85%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,410,612	$760,072	$598,155	$414,882	$238,973
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.08%	1.04%	1.04%	0.99%	1.02%
Net investment income	5.05%	5.19%	5.49%	5.04%	3.66%
Portfolio Turnover of the Fund	33%	13%	—	—	—
Portfolio Turnover of Boston Income Portfolio	74%	54%	—	—	—
Portfolio Turnover of Emerging Markets Local Income Portfolio	26%	38%	2%	—	—
Portfolio Turnover of Floating Rate Portfolio	35%	7%	61%	50%	57%
Portfolio Turnover of Global Macro Portfolio	25%	26%	45%	41%	59%
Portfolio Turnover of High Income Opportunities Portfolio	72%	48%	81%	62%	62%
Portfolio Turnover of International Income Portfolio	28%	14%	2%	—	—
Portfolio Turnover of Investment Portfolio	34%	24%	35%	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

Eaton Vance Strategic Income Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$6.570	$7.590	$7.470	$7.480	$7.600

Income (Loss) From Operations

Net investment income(1)	$0.295	$0.331	$0.356	$0.320	$0.223
Net realized and unrealized gain (loss)	0.982	(0.881)	0.207	0.153	0.159

Total income (loss) from operations	$1.277	$(0.550)	$0.563	$0.473	$0.382

Less Distributions

From net investment income	$(0.347)	$(0.456)	$(0.443)	$(0.477)	$(0.502)
Tax return of capital	—	(0.014)	—	(0.006)	—

Total distributions	$(0.347)	$(0.470)	$(0.443)	$(0.483)	$(0.502)

Net asset value — End of year	$7.500	$6.570	$7.590	$7.470	$7.480

Total Return(2)	20.08%	(7.73)%	7.77%	6.50%	5.12%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$163,073	$151,015	$180,871	$194,351	$196,766
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.83%	1.79%	1.78%	1.74%	1.77%
Net investment income	4.32%	4.50%	4.74%	4.27%	2.94%
Portfolio Turnover of the Fund	33%	13%	—	—	—
Portfolio Turnover of Boston Income Portfolio	74%	54%	—	—	—
Portfolio Turnover of Emerging Markets Local Income Portfolio	26%	38%	2%	—	—
Portfolio Turnover of Floating Rate Portfolio	35%	7%	61%	50%	57%
Portfolio Turnover of Global Macro Portfolio	25%	26%	45%	41%	59%
Portfolio Turnover of High Income Opportunities Portfolio	72%	48%	81%	62%	62%
Portfolio Turnover of International Income Portfolio	28%	14%	2%	—	—
Portfolio Turnover of Investment Portfolio	34%	24%	35%	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

Eaton Vance Strategic Income Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$6.570	$7.600	$7.470	$7.480	$7.610

Income (Loss) From Operations

Net investment income(1)	$0.296	$0.325	$0.356	$0.320	$0.222
Net realized and unrealized gain (loss)	0.991	(0.885)	0.217	0.153	0.150

Total income (loss) from operations	$1.287	$(0.560)	$0.573	$0.473	$0.372

Less Distributions

From net investment income	$(0.347)	$(0.457)	$(0.443)	$(0.477)	$(0.502)
Tax return of capital	—	(0.013)	—	(0.006)	—

Total distributions	$(0.347)	$(0.470)	$(0.443)	$(0.483)	$(0.502)

Net asset value — End of year	$7.510	$6.570	$7.600	$7.470	$7.480

Total Return(2)	20.24%	(7.85)%	7.91%	6.50%	5.21	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$618,431	$399,865	$311,317	$225,985	$148,541
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.83%	1.79%	1.78%	1.74%	1.77%
Net investment income	4.31%	4.43%	4.74%	4.29%	2.91%
Portfolio Turnover of the Fund	33%	13%	—	—	—
Portfolio Turnover of Boston Income Portfolio	74%	54%	—	—	—
Portfolio Turnover of Emerging Markets Local Income Portfolio	26%	38%	2%	—	—
Portfolio Turnover of Floating Rate Portfolio	35%	7%	61%	50%	57%
Portfolio Turnover of Global Macro Portfolio	25%	26%	45%	41%	59%
Portfolio Turnover of High Income Opportunities Portfolio	72%	48%	81%	62%	62%
Portfolio Turnover of International Income Portfolio	28%	14%	2%	—	—
Portfolio Turnover of Investment Portfolio	34%	24%	35%	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Total return reflects an increase of 0.17% due to a change in the timing of the payment and reinvestment of distributions.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

Eaton Vance Strategic Income Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Period Ended
	October 31, 2009(1)

Net asset value — Beginning of period	$6.870

Income (Loss) From Operations

Net investment income(2)	$0.237
Net realized and unrealized gain	1.077

Total income from operations	$1.314

Less Distributions

From net investment income	$(0.254)

Total distributions	$(0.254)

Net asset value — End of period	$7.930

Total Return(3)	19.36	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$64,614
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	0.83	%(7)
Net investment income	5.31	%(7)
Portfolio Turnover of the Fund	33	%(4)
Portfolio Turnover of Boston Income Portfolio	74	%(8)
Portfolio Turnover of Emerging Markets Local Income Portfolio	26	%(8)
Portfolio Turnover of Floating Rate Portfolio	35	%(8)
Portfolio Turnover of Global Macro Portfolio	25	%(8)
Portfolio Turnover of High Income Opportunities Portfolio	72	%(8)
Portfolio Turnover of International Income Portfolio	28	%(8)
Portfolio Turnover of Investment Portfolio	34	%(8)

(1)	For the period from the start of business, April 3, 2009, to October 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	For the Portfolio’s year ended October 31, 2009.

See notes to financial statements

Eaton Vance Strategic Income Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class R

	Period Ended
	October 31, 2009(1)

Net asset value — Beginning of period	$7.660

Income (Loss) From Operations

Net investment income(2)	$0.058
Net realized and unrealized gain	0.321

Total income from operations	$0.379

Less Distributions

From net investment income	$(0.099)

Total distributions	$(0.099)

Net asset value — End of period	$7.940

Total Return(3)	4.97	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.33	%(7)
Net investment income	2.98	%(7)
Portfolio Turnover of the Fund	33	%(4)
Portfolio Turnover of Boston Income Portfolio	74	%(8)
Portfolio Turnover of Emerging Markets Local Income Portfolio	26	%(8)
Portfolio Turnover of Floating Rate Portfolio	35	%(8)
Portfolio Turnover of Global Macro Portfolio	25	%(8)
Portfolio Turnover of High Income Opportunities Portfolio	72	%(8)
Portfolio Turnover of International Income Portfolio	28	%(8)
Portfolio Turnover of Investment Portfolio	34	%(8)

(1)	For the period from the start of business, August 3, 2009, to October 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	For the Portfolio’s year ended October 31, 2009.

See notes to financial statements

Eaton Vance Strategic Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Strategic Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to seek total return. Total return is defined as income plus capital appreciation. The Fund currently pursues its objective by investing substantially all of its investable assets in interests in the following seven portfolios managed by Eaton Vance Management (EVM) or its affiliates: Boston Income Portfolio, Global Macro Portfolio, Emerging Markets Local Income Portfolio, International Income Portfolio, High Income Opportunities Portfolio, Investment Portfolio and Floating Rate Portfolio (the Portfolios), which are New York trusts. The value of the Fund’s investment in the Portfolios reflects the Fund’s proportionate interest in the net assets of Boston Income Portfolio, Global Macro Portfolio, Emerging Markets Local Income Portfolio, International Income Portfolio, High Income Opportunities Portfolio, Investment Portfolio and Floating Rate Portfolio (7.2%, 57.7%, 84.6%, 81.0%, 18.4%, 6.6% and 16.5%, respectively, at October 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — The valuation policies common to the Portfolios are as follows: Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned mortgage-backed securities) will normally be valued on the basis of quotations provided by third party pricing services. The pricing services will use various techniques that consider factors including, but not limited to, reported trades or dealer quotations, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-

Eaton Vance Strategic Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

valued securities. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on any exchange on which the option is listed or, in the absence of sales on such date, at the mean between the closing bid and asked prices therefore as reported by the Options Price Reporting Authority. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolios’ forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap quotations provided by electronic data services or by broker/dealers. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios in a manner that most fairly reflects the security’s value, or the amount that the Portfolios might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

Additional valuation policies for Global Macro Portfolio, Emerging Markets Local Income Portfolio, Investment Portfolio and International Income Portfolio are as follows: Most seasoned, fixed rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt securities with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Additional valuation policies for Boston Income Portfolio, Floating Rate Portfolio and High Income Opportunities Portfolio are as follows: Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the

Eaton Vance Strategic Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

In addition to investing in the Portfolios, the Fund may invest directly in securities. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios.

The Portfolios may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of EVM. Cash Management generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 under the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities in the same manner as debt obligations described above.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Interest income on direct investments in securities is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $57,421,866 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2010 ($14,208,464), October 31, 2011 ($1,234,272), October 31, 2012 ($2,342,991), October 31, 2014 ($1,560,737), October 31, 2015 ($227,470), October 31, 2016 ($21,228,400) and October 31, 2017 (16,619,532).

As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Financial Futures Contracts — The Fund may enter into financial futures contracts. The Fund’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount

Eaton Vance Strategic Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Fund bears the risk if the counterparties do not perform under the contracts’ terms. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

K  Repurchase Agreements — The Fund may enter into repurchase agreements with banks and broker-dealers determined to be creditworthy by the Fund’s investment adviser. Under a repurchase agreement, the Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price for settlement at a later date. At the time the Fund enters into a repurchase agreement, it typically receives collateral at least equal to the repurchase price. Repurchase agreements are marked-to-market daily. In the event of bankruptcy of the counterparty or a third party custodian, the Fund might experience delays in recovering its cash or experience a loss.

L  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2009 and October 31, 2008 was as follows:

	Year Ended October 31,
	2009	2008

Distributions declared from:
Ordinary income	$90,756,232	$85,614,435
Tax return of capital	$—	$2,563,101

During the year ended October 31, 2009, accumulated net realized loss was decreased by $17,591,804, accumulated undistributed net investment income was increased by $23,686,664 and paid-in capital was decreased by $41,278,468 due to differences between book and tax

Eaton Vance Strategic Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

accounting, primarily for mixed straddles, swap contracts, premium amortization, foreign currency gain (loss), paydown gain (loss) and defaulted bonds, and expired capital loss carryforwards . These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$9,479,373
Capital loss carryforward	$(57,421,866)
Net unrealized appreciation	$98,047,704
Other temporary differences	$(2,319,598)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to distributions from real estate investment trusts, wash sales, partnership allocations, futures contracts, swap contracts, foreign currency transactions, investments in partnerships, defaulted bond interest, premium amortization and the timing of recognizing distributions to shareholders.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.615% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On net assets of $500 million and over that are invested in Investable Assets, the annual fee is reduced. To the extent the Fund’s assets are invested in the Portfolios, the Fund is allocated its share of the Portfolios’ investment adviser fee. The Portfolios have engaged BMR to render investment advisory services. For the year ended October 31, 2009, the Fund’s allocated portion of the investment adviser fees paid by the Portfolios totaled $8,425,837 and the investment adviser fees paid by the Fund on Investable Assets amounted to $1,023,215. For the year ended October 31, 2009, the Fund’s investment adviser fee, including the adviser fees allocated from the Portfolios, was 0.57% of the Fund’s average daily net assets. EVM also serves as the administrator of the Fund, but receives no compensation.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2009, EVM earned $59,645 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM, received $269,685 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2009 amounted to $2,563,453 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2009, the Fund paid or accrued to EVD $1,123,357 and $3,514,451 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $43,993,000 and $43,902,000, respectively.

The Class R Plan requires the Fund to pay EVD an amount equal to 0.25% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. For the year

Eaton Vance Strategic Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

ended October 31, 2009, the Fund paid or accrued to EVD less than $1, representing 0.25% (annualized) of the average daily net assets of Class R shares.

The Class B, Class C and Class R Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2009 amounted to $374,453, $1,171,484 and less than $1 for Class B, Class C and Class R shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2009, the Fund was informed that EVD received approximately $45,000, $411,000 and $161,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended October 31, 2009, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Boston Income Portfolio	$125,067,450	$590,423
Emerging Markets Local Income Portfolio	27,063,670	570,809
Floating Rate Portfolio	173,487,421	13,756,288
Global Macro Portfolio	109,900,840	109,157,942
High Income Opportunities Portfolio	70,215,967	667,381
International Income Portfolio	24,539,850	436,227
Investment Portfolio	6,498,120	8,640,732

7   Purchases and Sales of Investments

Purchases and sales of investments of the Fund, other than short-term obligations and including maturities and paydowns, for the year ended October 31, 2009 were as follows:

Purchases

Investments (non-U.S. Government)	$10,728,219
U.S. Government and Agency Securities	98,230,755

$108,958,974

Sales

Investments (non-U.S. Government)	$—
U.S. Government and Agency Securities	45,761,143

$45,761,143

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments in unaffiliated securities of the Fund at October 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$296,586,461

Gross unrealized appreciation	$8,377,872
Gross unrealized depreciation	(48,120)

Net unrealized appreciation	$8,329,752

9   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these

Eaton Vance Strategic Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2009 is as follows:

Forward Foreign Currency Exchange Contracts

Purchases

			Net Unrealized
			Appreciation
Settlement Date	In Exchange For	Deliver	(Depreciation)

11/4/09	Indonesian Rupiah 97,780,000,000	United States Dollar 9,507,974	$728,983
11/5/09	Norwegian Krone 63,000,000	Euro 7,521,364	(66,953)
11/5/09	Polish Zloty 61,913,000	Euro 14,709,146	(248,743)
11/5/09	Russian Ruble 326,100,000	United States Dollar 11,172,782	(4,057)
11/6/09	Mexican Peso 292,285,000	United States Dollar 21,941,671	189,061
11/10/09	South Korean Won 13,413,000,000	United States Dollar 11,333,333	10,975
11/27/09	Indian Rupee 516,690,000	United States Dollar 11,052,193	(59,958)
11/30/09	Indian Rupee 518,380,000	United States Dollar 11,050,522	(23,507)
12/2/09	Brazilian Real 39,305,250	United States Dollar 22,241,540	(57,995)

			$467,806

At October 31, 2009, closed forward foreign currency purchases and sales contracts excluded above amounted to a receivable of $547,046 and a payable of $23,466.

At October 31, 2009, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund adopted FASB Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”, (currently FASB Accounting Standards Codification (ASC) 815-10), effective May 1, 2009. Such standard requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. The disclosure below includes additional information as a result of implementing FAS 161.

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund may enter into forward foreign currency exchange contracts. The Fund may also enter into such contracts to hedge currency risk of investments it anticipates purchasing.

The forward foreign currency exchange contracts in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2009, the maximum amount of loss the Fund would incur due to counterparty risk was $1,476,065, representing the fair value of such derivatives in an asset position.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2009 was as follows:

	Fair Value

Derivative	Asset Derivative	Liability Derivative

Forward foreign currency exchange contracts	$1,476,065(1)	$(484,679	)(2)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts and Net unrealized appreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts and Net unrealized appreciation.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the six months ended October 31, 2009 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income	Income

Forward foreign currency exchange contracts	$4,640,793(1)	$429,147(2)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the six months ended October 31, 2009, which is indicative of the value of this derivative type, was approximately $146,534,000.

Eaton Vance Strategic Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

10   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2009	2008

Sales	110,257,310	62,028,040
Issued to shareholders electing to receive payments of distributions in Fund shares	6,111,156	4,696,883
Redemptions	(49,774,566)	(33,427,139)
Exchange from Class B shares	1,412,448	1,631,070

Net increase	68,006,348	34,928,854

	Year Ended October 31,
Class B	2009	2008

Sales	4,673,387	5,749,789
Issued to shareholders electing to receive payments of distributions in Fund shares	584,796	730,153
Redemptions	(5,033,665)	(5,589,037)
Exchange to Class A shares	(1,492,998)	(1,722,733)

Net decrease	(1,268,480)	(831,828)

	Year Ended October 31,
Class C	2009	2008

Sales	35,643,469	36,506,856
Issued to shareholders electing to receive payments of distributions in Fund shares	2,121,035	1,992,657
Redemptions	(16,210,808)	(18,637,235)

Net increase	21,553,696	19,862,278

	Period Ended
Class I	October 31, 2009(1)

Sales	8,203,908
Issued to shareholders electing to receive payments of distributions in Fund shares	55,918
Redemptions	(113,077)

Net increase	8,146,749

	Period Ended
Class R	October 31, 2009(2)

Sales	131

Net increase	131

(1)	Class I commenced operations on April 3, 2009.

(2)	Class R commenced operations on August 3, 2009.

11   Fair Value Measurements

The Fund adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, (currently FASB ASC 820-10), effective November 1, 2008. Such standard established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Investments in Affiliated Portfolios	$1,950,688,295	$—	$—	$1,950,688,295
Commercial Mortgage-Backed Securities	—	14,142,003	—	14,142,003
Mortgage Pass-Throughs	—	158,069,989	—	158,069,989
Collateralized Mortgage Obligations	—	11,013,728	—	11,013,728
U.S. Government Agency Obligations	—	4,973,442	—	4,973,442
U.S. Treasury Obligations	—	2,191,252	—	2,191,252
Short-Term Investments	—	114,525,799	—	114,525,799

Total Investments	$1,950,688,295	$304,916,213	$—	$2,255,604,508

Forward Foreign Currency Exchange Contracts	—	1,476,065	—	1,476,065

Total	$1,950,688,295	$306,392,278	$—	$2,257,080,573

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(484,679)	$—	$(484,679)

Total	$—	$(484,679)	$—	$(484,679)

Eaton Vance Strategic Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

The Fund held no investments or other financial instruments as of October 31, 2008 whose fair value was determined using Level 3 inputs.

12   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 30, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Eaton Vance Strategic Income Fund as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust
and Shareholders of Eaton Vance Strategic
Income Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Strategic Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2006, and all prior periods presented, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated December 27, 2006.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Strategic Income Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 30, 2009

Eaton Vance Strategic Income Fund as of October 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income.

Qualified Dividend Income. The Fund designates $218,642, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Eaton Vance Strategic Income Fund

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held a joint Special Meeting of Shareholders on October 23, 2009 (adjourned from September 25, 2009) to approve an amendment to the current fundamental investment restriction regarding the purchase or sale of physical commodities and commodities contracts to provide that the Fund may invest in all types of commodities, commodities contracts and commodities related investments to the extent permitted by law. The following action was taken by the shareholders:

Number of Shares
For	Against	Abstain

115,880,476	8,495,861	10,256,355

Eaton Vance Strategic Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Strategic Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreements of Boston Income Portfolio, Emerging Markets Local Income Portfolio, Floating Rate Portfolio, Global Macro Portfolio, High Income Opportunities Portfolio, International Income Portfolio, Investment Grade Income Portfolio and Investment Portfolio (the “Underlying Funds”), the portfolios in which the Eaton Vance Strategic Income Fund (the “Fund”) invests, each with Boston Management and Research (“BMR”), as well as the investment advisory agreement between the Fund and Eaton Vance Management (“EVM”), including the fee structure of each agreement, are in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. EVM, with respect to the Fund, and BMR, with respect to the Underlying Portfolios, are each referred to herein as the “Adviser.” The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreements for the Fund and the Underlying Funds.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Fund and the Underlying Funds, the Board evaluated the nature, extent and quality of services to be provided to the Fund by EVM and to the Underlying Funds by BMR.

The Board considered EVM’s and BMR’s management capabilities and investment process with respect to the types of investments to be held by the Fund and the Underlying Funds, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and the Underlying Funds. The Board noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund and each of the Underlying Funds by senior management. In approving the advisory agreements, the Board noted that EVM would be responsible for periodic rebalancing of assets among the Underlying Funds and, potentially, for investing in other securities, but would not receive a separate fee from the Fund for the rebalancing.

The Board also reviewed the compliance programs of EVM and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of EVM and relevant affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

Eaton Vance Strategic Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

The Board considered shareholder and other administrative services provided or managed by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by BMR and EVM, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for the Fund. The Board also considered the performance of the Underlying Funds. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund, directly or indirectly through its pro rata share of the expenses of the Underlying Funds (referred to as “management fees”). As part of its review, the Board considered the Fund’s management fees and expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board noted that there is no separate advisory fee for assets invested in the Underlying Funds and that for assets the Fund invests indirectly, the advisory fee would approximate the total fees to be paid on the expected allocation among the Underlying Fund(s).

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by EVM and BMR, the Board concluded that the management fees charged to the Fund for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by BMR and EVM, and the relevant affiliates thereof, in providing investment advisory and administrative services to the Funds, the Underlying Funds and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by EVM or BMR and relevant affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by BMR and its affiliates in connection with its relationship with the Fund and the Underlying Funds.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by EVM and BMR and its affiliates are reasonable.

Economies of Scale

In reviewing management fees, the Board also considered the extent to which EVM and BMR and relevant affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board noted the structure of the advisory fee, which includes breakpoints at several asset levels for assets directly held by the Fund and includes no separate advisory fee for assets invested in the Underlying Funds. The Board noted that for assets invested in Underlying Funds, the Fund will automatically receive the benefits of such breakpoints as have been established for the Underlying Funds based on their total assets. Based upon the foregoing, the Board concluded that EVM and BMR and relevant affiliates and the Fund can be expected to share such benefits equitably.

Eaton Vance Strategic Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Boston Income Portfolio (BIP), Build America Bond Portfolio (BABP), Emerging Markets Local Income Portfolio (EMLIP), Floating Rate Portfolio (FRP), Global Macro Portfolio (GMP), Global Opportunities Portfolio (GOP), High Income Opportunities Portfolio (HIOP), International Income Portfolio (IIP), Investment Grade Income Portfolio (IGIP), Investment Portfolio (IP) and Multi-Sector Portfolio (MSP) (collectively, the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolios	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee of the Trust and each Portfolio except BABP, GOP and MSP since 2007 and of BABP, GOP and MSP since 2009 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	176	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Of the Trust, BIP, FRP, GMP, HIOP, IP and IGIP since 2005; of EMLIP and IIP since 2007 and of BABP, GOP and MSP since 2009	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	176	None

Allen R. Freedman 4/3/40	Trustee	Of the Trust and each Portfolio except BABP, GOP and MSP since 2007 and of BABP, GOP and MSP since 2009	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	176	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Of the Trust, BIP, FRP, GMP, HIOP, IP and IGIP since 2003; of EMLIP and IIP since 2007 and of BABP, GOP and MSP since 2009	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Of the Trust, BIP, FRP, GMP, HIOP, IP and IGIP since 2003; of EMLIP and IIP since 2007 and of BABP, GOP and MSP since 2009	Professor of Law, Georgetown University Law Center.	176	None

Eaton Vance Strategic Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolios	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Helen Frame Peters 3/22/48	Trustee	Of the Trust and each Portfolio except BABP, GOP and MSP since 2008 and of BABP, GOP and MSP since 2009	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	176	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Of the Trust and each Portfolio except BABP, GOP and MSP since 2007 and of BABP, GOP and MSP since 2009	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	176	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

Lynn A. Stout 9/14/57	Trustee	Of the Trust, HIOP and GMP since 1998; of FRP and IGIP since 2000; of BIP since 2001; of IP since 2002; of EMLIP and IIP since 2007 and of BABP, GOP and MSP since 2009	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007. Trustee of the Trust, BIP, FRP, GMP, HIOP, IP and IGIP since 2005; of EMLIP and IIP since 2007 and of BABP, GOP and MSP since 2009	Consultant and private investor.	176	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolios	Service	During Past Five Years

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 76 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust, EMLIP, GMP and IIP	Vice President of the Trust since 2008 and of EMLIP, GMP and IIP since 2007 and of GOP since 2009	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 35 registered investment companies managed by EVM or BMR.

Craig R. Brandon 12/21/66	Vice President of BABP	Since 2009	Vice President of EVM and BMR. Officer of 44 registered investment companies managed by EVM or BMR.

Eaton Vance Strategic Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolios	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Michael A. Cirami 12/24/75	Vice President of the Trust, EMLIP, GMP and IIP	Vice President of the Trust since 2008 and of EMLIP, GMP and IIP since 2007 and of GOP since 2009	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust and President of BABP	Vice President of the Trust since 2005 and President of BABP since 2009	Vice President of EVM and BMR. Officer of 92 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Thomas P. Huggins 3/7/66	Vice President of BIP and HIOP	Vice President of HIOP since 2000 and of BIP since 2001	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust, EMLIP, IIP, IP and GOP	Vice President of the Trust, EMLIP and IIP since 2007, of IP since 2003 and of GOP since 2009	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 4/8/69	President of IGIP	Since 2008(2)	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust and IGIP	Vice President of the Trust since 2006 and of IGIP since 2002	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 91 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	President of FRP	Since 2007	Vice President of EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 10/6/61	Vice President of the Trust and MSP	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 31 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Craig P. Russ 10/30/63	Vice President of FRP	Since 2007	Vice President of EVM and BMR. Officer of 6 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust, EMLIP, GMP, IIP and IP	Vice President of the Trust, GMP and IP since 2002 and of EMLIP and IIP since 2007	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Eaton Vance Strategic Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolios	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

Eric Stein 4/18/80	Vice President of GOP	Since 2009	Vice President of EVM and BMR. Officer of 1 registered investment company managed by EVM or BMR.

Dan R. Strelow 5/27/59	Vice President of the Trust and MSP	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 31 registered investment companies managed by EVM or BMR.

Payson F. Swaffield 8/13/56	President of MSP	Since 2009	Chief Income Investment Officer of EVC. Vice President of EVM and BMR. Officer of 9 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust and President of EMLIP, GMP, IIP, IP and GOP	Vice President of the Trust since 2007 and President of GMP and IP since 2002; of EMLIP and IIP since 2007 and of GOP since 2009	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust and BABP	Vice President of the Trust since 2007 and of BABP since 2009	Vice President of EVM and BMR. Officer of 69 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	President of BIP and HIOP	Since 2002	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Treasurer of the Trust since 2005 and of each Portfolio except BABP, GOP and MSP since 2008 and of BABP, GOP and MSP since 2009	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary of the Trust and each Portfolio except BABP, GOP and MSP since 2007 and of BABP, GOP and MSP since 2009 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Of the Trust, BIP, FRP, GMP, HIOP, IGIP and IP since 2004; of EMLIP and IIP since 2007 and of BABP, GOP and MSP since 2009	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator of
Eaton Vance Strategic Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Strategic Income Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

028-12/09	SISRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial

Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
(a)-(d)
Eaton Vance Strategic Income Fund (the “Fund”) is a series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Fund, contains a total of 30 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.
The following tables present the aggregate fees billed to the Fund for the Fund’s respective fiscal years ended October 31, 2008 and October 31, 2009 by the Fund’s principal accountant, Deloite & Touche LLP (D&T) for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.
Eaton Vance Strategic Income Fund

Fiscal Years Ended	10/31/08	10/31/09

Audit Fees	$32,085	$32,050

Audit-Related Fees(1)	0	0

Tax Fees(2)	19,670	21,420

All Other Fees(3)	504	2,500

Total	$52,259	$55,970

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
The various Series comprising the Trust have differing fiscal year ends (October 31 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by each Series’ respective principal accountant for the last two fiscal years of each Series.

Fiscal Years	12/31/07	10/31/08	12/31/08	10/31/09
Ended	D&T	D&T	D&T	D&T

Audit Fees	$100,290	$939,405	$107,310	$529,055

Audit-Related Fees(1)	0	0	0	0

Tax Fees(2)	$24,068	$309,560	$24,930	$256,590

All Other Fees(3)	0	58,322	0	44,500

Total	$124,358	$1,307,287	$133,010	$830,145

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
For both the Funds’ fiscal years ended October 31, 2008 and October 31, 2009, the Fund was billed $40,000, by D&T, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by each Series’ respective principal accountant for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by each Series’ respective principal accountant for the last two fiscal years of each Series.

Fiscal Years	12/31/07	10/31/08	12/31/08	10/31/09
Ended	D&T	D&T	D&T	D&T

Registrant(1)	$24,068	$367,882	$24,930	$301,090

Eaton Vance(2)	$281,446	$325,329	$345,473	$280,861

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.

(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not required in this filing.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Thomas E. Faust Jr. Thomas E. Faust Jr.
President
Date: December 30, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date:	December 30, 2009

By:	/s/ Thomas E. Faust Jr. Thomas E. Faust Jr.
President
Date: December 30, 2009